UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2012

EATON SCIENTIFIC SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-166487	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9595 Wilshire Blvd., Suite 900 Beverly Hills, California 90212
(Address of principal executive offices)
(310) 281-6923
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EATON SCIENTIFIC SYSTEMS, INC.

FORM 8-K

Current Report

ITEM 5.03  CHANGE IN FISCAL YEAR END

Effective August 23, 2012, the Registrant changed its fiscal year end from December 31 to January 31.  This change was made in order for the fiscal year end to correspond with the fiscal year end of the Registrant prior to the reverse acquisition between Eaton Scientific Systems, Inc. (formerly Pristine Solutions, Inc.) and Eaton Scientific Systems, Ltd.

As a result, any transitional financial information will be included in the Registrant’s Form 10-K filed for the fiscal year ended January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EATON SCIENTIFIC SYSTEMS, INC.

/s/ Michael Borkowski

Michael Borkowski

President, CEO

September 3, 2013

Date